                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL               CASE NO.:   03-13272
       DEBTORS                             REPORTING PERIOD: October, 2004

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                               DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                                Form No.     Attached         Attached
Schedule of Cash Receipts and Disbursements                                        MOR-1          X                 X
     Bank Reconciliation (or copies of debtor's bank reconciliations)          MOR-1 (CONT.)      X
     Copies of bank statements                                                                    X                 X
     Cash disbursements journals
Statement of Operations                                                            MOR-2                            X
Balance Sheet                                                                      MOR-3          X
Status of Postpetition Taxes                                                       MOR-4                            X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                               MOR-4          X
    Listing of aged accounts payable                                               MOR-5          X
Debtor Questionnaire                                                               MOR-5          X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor
---------------------------------------        ------------------------------
Signature of Debtor                            Date

---------------------------------------        ------------------------------
Signature of Joint Debtor                      Date

---------------------------------------        ------------------------------
Signature of Authorized Individual*            Date

---------------------------------------        ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN RE: ROUGE INDUSTRIES, INC., ET AL           CASE NO.:    03-13272
                                       REPORTING PERIOD: October, 2004

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                         LASALLE BANK
                           ------------------------------------------------------------------
                               INVESTMENT ACCOUNT                          INVESTMENT ACCOUNT
                           Professional Fee Carve Out   ESTATE CHECKING      Sale Proceeds
    OCTOBER                        8603339105              5800683731          8603330591
                           --------------------------   ---------------    ------------------
BEGINNING CASH                     $2,007,065               $97,108            $95,219,012
CASH - END OF MONTH                $2,008,307               $99,047            $95,080,178

Notes:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of October 31, 2004 (iii) an excerpt from the Debtors' cash forecast, and (iv) a schedule of actual and projected liabilities to be assumed by SeverStal N.A.

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors' unrestricted bank accounts as of October 31, 2004, Estate funds are escrowed as follows: (i) $4.2M as cash collateral for outstanding letters of credit, and (ii) $2.3M for the payment of property taxes and mechanics' liens.

ROUGE INDUSTRIES, INC.                                  CASE NO. :    03-13272
UNRESTRICTED CASH ACTIVITY - LASALLE BANK ACCOUNTS REPORT PERIOD : October, 2004 Month ended October 31, 2004

RII - CHECKING ACCOUNT (ACCT. #5800683731)
   Beginning Balance                                                            $    261,282.40

   Plus
     Receipts
       Funding from LaSalle Investment Account (#8603330591)                         200,000.00
                                                                                ---------------
     Subtotal - Receipts                                                             200,000.00

   Less
     Disbursements
       Morris, Nichols                                                              (105,670.03)
       Development Specialists, Inc.                                                 (54,447.20)
       Clifford Chance                                                               (40,233.74)
       Unicare                                                                       (35,030.63)
       Severstal                                                                     (21,896.00)
       George Johnson & Company                                                      (21,050.00)
       Reed Smith                                                                    (18,120.74)
       Clark Hill                                                                    (15,577.48)
       HCS Resources                                                                  (5,823.95)
       Frost Brown & Todd                                                             (5,000.00)
       GoldbergKohnBellBlackRosenbloom & Moritz                                       (5,000.00)
       Manning Ventures - 9/04                                                        (5,000.00)
       ShawGuissisFishmanGlantzWolfson&Towbin                                         (5,000.00)
       Account Resources, Inc.                                                        (4,916.25)
       Proto-Vending                                                                  (4,540.00)
       Bowne of New York                                                              (4,175.00)
       DSS Corporation                                                                  (795.00)
       Unival                                                                           (740.00)
       Delaware Secretary of State                                                      (172.18)
                                                                                ---------------
       Subtotal - Disbursements                                                     (353,188.20)
                                                                                ---------------
   Ending Balance - Bank                                                             108,094.20
     Check Float                                                                      (9,047.15)
                                                                                ---------------
   Ending Balance - Book                                                        $     99,047.05
                                                                                ===============

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
   Beginning Balance                                                            $ 95,219,011.84

   Plus
     Interest                                                                         58,882.09
     Unicare Refunds                                                                   2,284.30
                                                                                ---------------
     Subtotal - Receipts                                                              61,166.39

   Less
       Estate Check Funding                                                         (200,000.00)
                                                                                ---------------
     Subtotal - Disbursements                                                       (200,000.00)
                                                                                ---------------
   Ending Balance                                                               $ 95,080,178.23
                                                                                ===============

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
   Beginning Balance                                                            $  2,007,065.25

   Plus
     Interest                                                                          1,242.08
                                                                                ---------------
   Ending Balance                                                               $  2,008,307.33
                                                                                ===============

ENDING BALANCE - UNRESTRICTED CASH                                              $ 97,187,532.61
                                                                                ===============

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW                                                               9
Forecast as of November 19, 2004

                                           FEBRUARY       MARCH         APRIL           MAY            JUNE           JULY
                                            Actual        Actual        Actual         Actual         Actual         Actual
                                         ------------  ------------  ------------  -------------   -------------   -----------
Beginning Estate Cash                    $113,363,867  $101,842,989  $102,739,868  $ 102,302,229   $ 101,830,400   $99,097,267

Satisfaction of Perfected Liens          $          -  $          -  $          -  $           -   $           -   $         -

Pre-Closing Expenses
    Professional Fees                                                                                                   52,906
    Taxes
    Employment Costs Other Than Taxes:
    Severance Costs
    Other Excluded Liabilities                                  750        76,600
                                         ------------  ------------  ------------  -------------   -------------   -----------
      Subtotal - Pre-Closing Expenses    $          -  $        750  $     76,600  $           -   $           -   $    52,906

Post Closing Administrative Expenses:
    Professional Fees                    $    200,000  $    200,000  $    299,753  $     227,228   $     552,916   $   482,150
    Ordinary Course Professionals                             7,082        20,442         21,466          32,505        16,370
    Other Payroll / Support (1)                               7,080         2,573         82,699         200,441        53,141
    Occupancy Costs                                               -             -                              -             -
    Insurance                                               700,250        48,000              -               -             -
    Bank Fees                                  55,557             -             -              -               -         3,750
    Other                                                    12,535             -         10,500          36,534         9,285
    Post-Close Benefits for Separated
      Employees (2)                                         127,653        61,308        264,816       2,017,240        56,252
                                         ------------  ------------  ------------  -------------   -------------   -----------
      Subtotal - Post-Closing Expenses   $    255,557  $  1,054,601  $    432,076  $     606,709   $   2,839,635   $   620,948
                                         ------------  ------------  ------------  -------------   -------------   -----------
Total Expenses                           $    255,557  $  1,055,351  $    508,676  $     606,709   $   2,839,635   $   673,854

Cash Inflows
    Cancellation of LCs                     6,270,000
    Transfer of Funded Professional
    Fee Carve Out                                         2,000,000
    Return of Returned Check Reserve                                                                                   150,000
    Settlement of County Property Taxes
      Other                                 1,966,722                                     78,757          52,906        33,948
    Interest Income (at .7% per year)          54,122        32,482        71,037         56,122          53,596        54,563
                                         ------------  ------------  ------------  -------------   -------------   -----------
Total Cash Inflows                       $  8,290,843  $  2,032,482  $     71,037  $     134,879   $     106,502   $   238,511

Distributions
    Bank One                                8,000,000
    Cleveland-Cliffs                       11,556,165
    Ford
    Reclamation Claimants
    Unsecured Creditors                                      80,251
                                         ------------  ------------  ------------  -------------   -------------   -----------
Total Distributions                      $ 19,556,165  $     80,251  $          -  $           -   $           -   $         -
                                         ------------  ------------  ------------  -------------   -------------   -----------
ENDING ESTATE CASH                       $101,842,989  $102,739,868  $102,302,229  $ 101,830,400   $  99,097,267   $98,661,923

Cumulative Pmt. of Liabilities
  Assumed by SNA                            5,013,679     7,459,313     7,784,328      8,255,000       8,717,372     8,744,395
Funds in Disbursement Account                   1,000       225,140       305,721           (237)       (541,900)       85,850

                                           AUGUST      SEPTEMBER     OCTOBER      NOVEMBER      DECEMBER     CUMULATIVE
                                           Actual        Actual       Actual      Forecast      Forecast       TOTAL
                                         -----------  -----------  -----------  ------------  ------------  ------------
Beginning Estate Cash                    $98,661,923  $97,971,423  $97,323,185  $ 97,187,532  $101,760,552  $113,363,867

Satisfaction of Perfected Liens          $         -  $         -  $         -  $          -  $          -  $          -

Pre-Closing Expenses
    Professional Fees                                                                                             52,906
    Taxes                                                                                                              -
    Employment Costs Other Than Taxes:                                               468,394        39,129       507,523
    Severance Costs                                                                                                    -
    Other Excluded Liabilities                                                        50,000        50,000       177,350
                                         -----------  -----------  -----------  ------------  ------------  ------------
      Subtotal - Pre-Closing Expenses    $         -  $         -  $         -  $    518,394  $     89,129  $    737,779

Post Closing Administrative Expenses:
    Professional Fees                    $   562,686  $   549,648  $    40,234  $    333,977  $    489,004  $  3,937,595
    Ordinary Course Professionals              3,501       32,022       25,852       217,553        22,000       398,793
    Other Payroll / Support (1)              172,364       98,102       85,241       154,027       100,500       956,168
    Occupancy Costs                                                                    3,500         3,500         7,000
    Insurance                                                                              -             -       748,250
    Bank Fees                                                                          7,500         7,500        74,307
    Other                                      5,617       19,382       10,593        25,000        25,000       154,446
    Post-Close Benefits for Separated
      Employees (2)                            1,540        1,510       36,141        33,046        35,081     2,634,586
                                         -----------  -----------  -----------  ------------  ------------  ------------
      Subtotal - Post-Closing Expenses   $   745,707  $   700,664  $   198,061  $    774,603  $    682,585  $  8,911,146
                                         -----------  -----------  -----------  ------------  ------------  ------------
Total Expenses                           $   745,707  $   700,664  $   198,061  $  1,292,997  $    771,713  $  9,648,924

Cash Inflows
    Cancellation of LCs                                         -            -     4,224,000             -    10,494,000
    Transfer of Funded Professional
    Fee Carve Out                                                                                              2,000,000
    Return of Returned Check Reserve                                                                             150,000
    Settlement of County Property Taxes                                              300,000                     300,000
      Other                                    1,131          400        2,284     1,285,324                   3,421,472
    Interest Income (at .7% per year)         54,075       52,026       60,124        56,693        59,360       604,200
                                         -----------  -----------  -----------  ------------  ------------  ------------
Total Cash Inflows                       $    55,206  $    52,426  $    62,408  $  5,866,017  $     59,360  $ 16,969,672

Distributions
    Bank One                                                                                                   8,000,000
    Cleveland-Cliffs                                                                                          11,556,165
    Ford                                                                                                               -
    Reclamation Claimants                                                                          757,557       757,557
    Unsecured Creditors                                                                                           80,251
                                         -----------  -----------  -----------  ------------  ------------  ------------
Total Distributions                      $         -  $         -  $         -  $          -  $    757,557  $ 20,393,973
                                         -----------  -----------  -----------  ------------  ------------  ------------
ENDING ESTATE CASH                       $97,971,423  $97,323,185  $97,187,532  $101,760,552  $100,290,642  $100,290,642
                                                                                                            ------------
Cumulative Pmt. of Liabilities
  Assumed by SNA                           8,713,614    8,714,133    9,999,925     9,999,925     9,999,925     9,999,925
Funds in Disbursement Account                 52,548       97,108

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential
                                     4 of 11

                                                                               9
ROUGE INDUSTRIES, INC.
ASSUMED LIABILITIES
Forecast as of November 19, 2004

                                                 FEBRUARY       MARCH         APRIL         MAY          JUNE         JULY
                                    BUDGETED      Actual        Actual        Actual       Actual       Actual       Actual
                                  ------------  -----------  -----------  ------------  -----------  ------------  ----------
PRE CLOSING DATE ADMINISTRATIVE
 & LIEN EXPENSES
    Professional Fees:
       Transaction & Unpaid Pre
        -Closing Costs            $  5,004,708  $   302,104    1,838,585       252,126      152,101       267,653  $        -
    Taxes:
       Sales & Use, Franchise
        and Other Taxes                              34,605            -             -            -             -           -
       Payroll Taxes                   495,292      149,236          452             -       17,738             -           -
    Employment Costs Other Than
    Taxes:
       Accrued Wages                 2,300,000    1,525,640          700             -            -             -           -
       Unprocessed Insurance
        Claims                         200,000            -            -             -            -             -           -
       Incurred But Not
        Reported Insurance Claims      800,000            -      368,416             -            -             -           -
       Life and Disability
        Insurance                      700,000       83,647            -             -            -             -           -
       Post Petition
        Postemployment Cost Reserve    200,000            -       15,289             -            -             -           -
       Other Employment Costs
        (Trust Fund)                   300,000      129,119       78,695         2,174            -             -           -
    Other Excluded Liabilities               -       37,654           14         1,786            -             -           -
                                  ------------  ------------ -----------  ------------  -----------  ------------  ----------
Total Pre Closing Date
 Administrative & Lien Expenses   $ 10,000,000  $ 2,262,005  $ 2,302,150  $    256,087  $   169,839  $    267,653  $        -

POST CLOSING ADMINISTRATIVE
EXPENSES
       Post Closing Professional
        Fees                                 -            -  $    20,102             -  $    79,364  $    186,802  $   14,995
       Estate Contract Pay (1)               -            -            -             -            -             -
       D&O Insurance                         -            -            -             -            -             -
       Ordinary Course
        Professionals                        -            -            -             -        3,059             -
       Bank Fees                             -            -            -             -            -             -
       Occupancy Costs                       -            -            -             -            -             -
       Ad Hoc Clerical Support               -            -            -             -            -             -
       Other                                 -            -          423             -            -             -
       Post Close Benefits for
        Separated Employees (2)              -       95,634      122,958        68,928      218,412         7,918      12,027
                                  ------------  -----------  -----------  ------------  -----------  ------------  ----------
Total Post Closing
 Administrative Expenses          $          -  $    95,634  $   143,483  $     68,928  $   300,834  $    194,719  $   27,023
                                  ------------  -----------  -----------  ------------  -----------  ------------  ----------

TOTAL EXPENSES                    $ 10,000,000  $ 2,357,639  $ 2,445,634  $    325,015  $   470,673  $    462,372  $   27,023
                                  ------------  -----------  -----------  ------------  -----------  ------------  ----------

    Morgan Joseph fee (paid at
     close)                                       2,656,040
    True-Up of $10M (paid 11/4)
                                                -----------  -----------  ------------  -----------  ------------  ----------
CUMULATIVE                                      $ 5,013,679  $ 7,459,313  $  7,784,328  $ 8,255,000  $  8,717,372  $8,744,395
                                                -----------  -----------  ------------  -----------  ------------  ----------

                                    AUGUST       SEPTEMBER     OCTOBER      NOVEMBER    DECEMBER
                                    Actual        Actual        Actual      Forecast    Forecast       TOTAL
                                  -----------   -----------  -----------  -----------  -----------  -----------
PRE CLOSING DATE ADMINISTRATIVE
 & LIEN EXPENSES
    Professional Fees:
       Transaction & Unpaid Pre
        -Closing Costs            $         -   $         -  $         -  $         -  $         -  $ 2,812,569
    Taxes:
       Sales & Use, Franchise
        and Other Taxes                     -             -            -            -            -       34,605
       Payroll Taxes                        -             -            -            -            -      167,425
    Employment Costs Other Than
    Taxes:
       Accrued Wages                        -             -            -            -            -    1,526,340
       Unprocessed Insurance
        Claims                              -             -            -            -            -            -
       Incurred But Not
        Reported Insurance Claims           -             -            -            -            -      368,416
       Life and Disability
        Insurance                           -             -            -            -            -       83,647
       Post Petition
        Postemployment Cost Reserve         -             -            -            -            -       15,289
       Other Employment Costs
        (Trust Fund)                        -             -            -            -            -      209,988
    Other Excluded Liabilities              -             -            -            -            -       39,454
                                  -----------   -----------  -----------  -----------  -----------  -----------
Total Pre Closing Date
 Administrative & Lien Expenses   $         -   $         -  $         -  $         -  $         -  $ 5,257,733

POST CLOSING ADMINISTRATIVE
EXPENSES
       Post Closing Professional
        Fees                      $         -   $         -  $         -  $         -  $         -  $   301,263
       Estate Contract Pay (1)                                                                                -
       D&O Insurance                                                                                          -
       Ordinary Course
        Professionals                                                                                     3,059
       Bank Fees                                                                                              -
       Occupancy Costs                                                                                        -
       Ad Hoc Clerical Support                                                                                -
       Other                                                                                                423
       Post Close Benefits for
        Separated Employees (2)       (30,781)          520          468                                496,083
                                  -----------   -----------  -----------  -----------  -----------  -----------
Total Post Closing
 Administrative Expenses          $   (30,781)  $       520  $       468  $         -  $         -  $   800,827
                                  -----------   -----------  -----------  -----------  -----------  -----------

TOTAL EXPENSES                    $   (30,781)  $       520  $       468  $         -  $         -  $ 6,058,561
                                  -----------   -----------  -----------  -----------  -----------  -----------

    Morgan Joseph fee (paid at
     close)                                                                                           2,656,040
    True-Up of $10M (paid 11/4)                                                                       1,285,324
                                  -----------   -----------  -----------  -----------  -----------  -----------
CUMULATIVE                        $ 8,713,614   $ 8,714,133  $ 8,714,601  $ 8,714,133  $ 8,714,133  $ 9,999,925
                                  -----------   -----------  -----------  -----------  -----------  -----------
                                                             Additional Liabilities to be Assumed:  $     75.05
                                                                                                    -----------

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential
                                     5 of 11

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
                                                 REPORTING PERIOD: October, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS

                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                              TOTAL      CUMULATIVE
                                                    RII    RSC    EVELETH  QS STEEL   ADJ.   FEBRUARY  FILING TO DATE
                                                  ------  ------  -------  --------  ------  --------  --------------
REVENUES
Gross Revenues                                                                               $  0.000  $      298.036
Less:  Returns and Allowances                                                                                       0
                                                  ------  ------  -------  --------  ------  --------  --------------
Net Revenue                                       $0.000  $0.000  $ 0.000  $  0.000  $0.000  $  0.000  $      298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                  ------  ------  -------  --------  ------  --------  --------------
Cost of Goods Sold                                 0.000   0.000    0.000     0.000   0.000     0.000         252.662
Gross Profit                                      $0.000  $0.000  $ 0.000  $  0.000  $0.000  $  0.000  $       45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense

Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                       4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                        28.041
Rent and Lease Expense                                                                                          4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                             1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                      14.156
Other (attach schedule)                                                                                        12.726
                                                  ------  ------  -------  --------  ------  --------  --------------
Total Operating Expenses Before Depreciation       0.000   0.000    0.000     0.000   0.000     0.000          64.994
Depreciation/Depletion/Amortization                                                                             6.342
                                                  ------  ------  -------  --------  ------  --------  --------------
Net Profit (Loss) Before Other Income & Expenses  $0.000  $0.000  $ 0.000  $  0.000  $0.000  $  0.000         (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                  0.940
Income from Unconsolidated Subsidiaries                                                                         1.360
Interest Expense                                                                                                5.015
Other Expense (attach schedule)                                                                                 0.164
                                                  ------  ------  -------  --------  ------  --------  --------------
Net Profit (Loss) Before Reorganization Items     $0.000  $0.000  $ 0.000  $  0.000  $0.000  $  0.000  ($      28.840)
REORGANIZATION ITEMS
Professional Fees (1)                                                                                           8.975
Loss from SeverStal Transaction                                                                               216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from
  Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                  ------  ------  -------  --------  ------  --------  --------------
Net Profit (Loss)                                 $0.000  $0.000  $ 0.000  $  0.000  $0.000  $  0.000  ($     254.031)
                                                                                             --------  --------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1)   Net of pre-petition retainers applied.

Subsequent to the execution of The Asset Purchase Agreement On January 30, 2004, The Debtor is no longer operating or generating revenues. Accordingly the Debtor did not prepare an income statement for the month ended February 29, 2004, and does not expect to do so for future months. Please see the attached Estate Cash
              Flow For further details of the Debtors' operations

                                                                      FORM MOR-2
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                   CASE NO.:      03-13272
                                               REPORTING PERIOD:   October, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                                OCTOBER, 2004       CUMULATIVE

BREAKDOWN OF "OTHER" CATEGORY                                     FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

          Per agreement with the office of the U.S. Trustee, this page left intentionally blank

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE No.:    03-13272

                                                 REPORTING PERIOD: October, 2004

                           CONSOLIDATING BALANCE SHEET

                                  in $ millions

  The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                              BOOK VALUE @              BOOK VALUE @
                                          ROUGE    ROUGE STEEL  EVELETH                         10/31/04   ADJUSTMENTS    10/31/04
                                       INDUSTRIES    COMPANY    TACONITE  QS STEEL    ADJ.     (DEBTORS)       (1)         (SNA)
                                       ----------  -----------  --------  --------  --------  ------------ -----------  ------------
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents                    $ 97.2                                     $   97.2          -        $ 97.2
Restricted Cash and Cash Equivalents                    6.5                                          6.5          -           6.5
Accounts Receivable (Net)                 25.3         56.9                   11.1    (93.1)         0.2        0.1           0.3
Notes Receivable                                                                                     0.0          -             -
Inventories                                                                                          0.0          -             -
Prepaid Expenses                                        0.7                                          0.7        0.2           1.0
Professional Retainers                                                                               0.0          -             -
Other Current Assets (attach
  schedule)                                                                                          0.0          -             -
                                       -------      -------       ------    ------  -------    ---------      -----        ------
  TOTAL CURRENT ASSETS                  $ 25.3       $161.4       $  0.0     $11.1  ($ 93.1)    $  104.6        0.4        $105.0
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                  $    0.0          -             -
Machinery and Equipment ("Waste
  Oxide")                                               9.0                                          9.0          -           9.0
Construction in Progress                                                                             0.0          -             -
Leasehold Improvements                                                                               0.0          -             -
Vehicles                                                                                             0.0          -             -
Less Accumulated Depreciation                          (6.0)                                        (6.0)         -          (6.0)
                                       -------      -------       ------    ------  -------    ---------      -----        ------
  TOTAL PROPERTY & EQUIPMENT            $  0.0       $  3.0       $  0.0     $ 0.0     $0.0     $    3.0      $ 0.0           3.0
OTHER ASSETS

Long Term Receivable                                                                                 0.0        8.5           8.5
Investment in Unconsolidated
  Subsidiaries                                          9.4          2.2              (11.7)         0.0          -           0.0
Pension Related Assets                                 15.3                                         15.3          -          15.3
                                       -------      -------       ------    ------  -------    ---------      -----        ------
  TOTAL OTHER ASSETS                    $  0.0       $ 24.7       $  2.2     $ 0.0  ($ 11.7)    $   15.3        8.5          23.8

TOTAL ASSETS                            $ 25.3       $189.1       $  2.2     $11.1  ($104.8)    $  123.0        8.9        $131.9
                                       -------      -------       ------    ------  -------    ---------      -----        ------

LIABILITIES AND OWNER EQUITY                                                                BOOK VALUE @
                                                                                             10/31/04

LIABILITIES NOT SUBJECT TO
 COMPROMISE (Post-Petition)
Accounts Payable                                                                                $    0.0          -        $  0.0
Taxes Payable                                           1.3                                          1.3          -           1.3
Wages Payable                                                                                        0.0          -             -
Accrued Vacation                                                                                     0.0          -             -
Secured Debt / Adequate Protection
  Payments 2                                            0.9                                          0.9        2.5           3.4
Professional Fees                                                                                    0.0          -             -
Other Postpetition Liabilities
 (attach schedule)                                                                                   0.0          -             -
                                       -------      -------       ------    ------  -------    ---------      -----        ------
  TOTAL POSTPETITION LIABILITIES        $  0.0       $  2.2       $  0.0     $ 0.0   $  0.0     $    2.2        2.5           4.7

LIABILITIES SUBJECT TO COMPROMISE
 (Pre-Petition)
Secured Debt                                           75.2                                         75.2          -          75.2
Priority Debt                                           9.1          0.2       0.2                   9.6       (2.8)          6.9
Unsecured Debt                            39.0        302.8          0.0      42.7    (93.1)       291.4       11.3         302.6
                                       -------      -------       ------    ------  -------    ---------      -----        ------
  TOTAL PRE-PETITION LIABILITIES        $ 39.0       $387.1       $  0.3     $43.0  ($ 93.1)    $  376.2      $ 8.5        $384.7
                                       -------      -------       ------    ------  -------    ---------      -----        ------
  TOTAL LIABILITIES                     $ 39.0       $389.3       $  0.3     $43.0  ($ 93.1)    $  378.4       11.0        $389.4

OWNER EQUITY
Capital Stock                                        $  0.2                                     $    0.2          -           0.2
Additional Paid-In Capital                            130.3                                        130.3          -         130.3
Retained Earnings - Pre-Petition         (13.6)       (59.6)         2.0       8.6                 (62.6)         -         (62.6)
Retained Earnings - Post-Petition         (0.1)      (223.1)                 (40.5)   (11.7)      (275.3)      (2.1)       (277.4)
Additional Minimum Pension Liability                  (48.0)                                       (48.0)         -         (48.0)
                                       -------      -------       ------    ------  -------    ---------      -----        ------
  NET OWNER EQUITY                     ($ 13.6)     ($200.1)      $  2.0    ($31.9) ($ 11.7)   ($  255.4)      (2.1)       (257.5)

TOTAL LIABILITIES AND OWNERS' EQUITY    $ 25.3       $189.1       $  2.2     $11.1  ($104.8)    $  123.0      $ 8.9        $131.9
                                       -------      -------       ------    ------  -------    ---------      -----        ------

NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors' books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company's secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

                                                                      FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
                                                 REPORTING PERIOD: October, 2004

                       BALANCE SHEET - CONTINUATION SHEET
                                 in $ millions

           ASSETS                                       OCTOBER, 2004

Other Current Assets

           LIABILITIES AND OWNER EQUITY                 OCTOBER, 2004

Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                  Per an agreement with the office of the U.S.
                  Trustee, this page left intentionally blank

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
                                                 REPORTING PERIOD: October, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                     OCTOBER, 2004
                                 -----------------------------------------------------------
                                 BEGINNING     AMOUNT                               ENDING
                                    TAX      WITHHELD OR  AMOUNT  DATE  CHECK NO.     TAX
                                 LIABILITY     ACCRUED     PAID   PAID   OR EFT    LIABILITY
                                 ---------   -----------  ------  ----  ---------  ---------
FEDERAL
Withholding                            0          0           0                         0
FICA-Employee                          0          0           0                         0
FICA-Employer                          0          0           0                         0
Unemployment                           0          0           0                         0
Income                                 0          0           0                         0
                                    ----       ----        ----                      ----
   Total Federal Taxes              $0.0       $0.0        $0.0                      $0.0
STATE AND LOCAL
Withholding                            0          0           0                         0
Sales and Use                          0          0           0                         0
Excise                                 0          0           0                         0
Unemployment                           0          0           0                         0
Real Property                          0          0           0                         0
Income and Franchise
Personal Property                      0          0           0                         0
                                    ----
   Total State and Local             0.0

TOTAL TAXES           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                NUMBER OF DAYS PAST DUE (@ 10/31/04)
                                           --------------------------------------------
                                           Current  0-30  31-60  61-90  Over 90   Total
                                           -------  ----  -----  -----  -------   -----
Accounts Payable
Wages Payable
Taxes Payable                                 1.3                                  1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments     3.4                                  3.4
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)
                                            -----   ----  -----  -----  -------  -----
TOTAL POSTPETITION DEBTS                    $ 4.7                                $ 4.7

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).

                 The Debtors have timely filed returns and made
           payments for any tax liabilities incurred during the post-
            petition period with the exception of the Estate's 2003
                 Federal and State Income Tax Returns which are
                 currently under review by an accounting firm.

                                                                      FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
                                                 REPORTING PERIOD: October, 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                  10/31/04
                                                                    --------
Total Accounts Receivable at the beginning of the reporting period     $   -
+ Amounts reclassed during the period                                      -
- Amounts collected during the period                                      -
                                                                       -----
Total Accounts Receivable at the end of the reporting period           $   -

ACCOUNTS RECEIVABLE AGING                                            10/31/04

     Unbilled amounts (est.)(1)                                        $ 0.2
     0 - 30 days old                                                       -
     31 - 60 days old                                                      -
     61 - 90 days old                                                      -
     91+ days old                                                          -
                                                                       -----
     Total Accounts Receivable                                           0.2
       Plus: Reserves for Doubtful Accounts                                -
                                                                       -----
     Accounts Receivable (Gross)                                       $ 0.2

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                               YES         NO
1.    Have any assets been sold or transferred
      outside the normal course of business this                        X
      reporting period? If yes, provide an
      explanation below.

2.    Have any funds been disbursed from any account
      other than a debtor in possession account this                    X
      reporting period? If yes, provide an
      explanation below.

3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.(2)                    X

4.    Are workers compensation, general liability
      and other necessary insurance coverages in
      effect? If no, provide an explanation below.          X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.

2) The Estate's Federal and State Income Tax returns are currently under review by an accounting firm.

                                                                      FORM MOR-5
                                                                          (9/99)

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC (312)904-7272

MONTHLY CLIENT UPDATE

096                                          ENCLOSURE(S)                     20
ROUGE INDUSTRIES, INC                        STATEMENT DATE:            10/31/04
DEBTOR IN POSSESSION -DISBURSING ACCOUNT     PAGE 1 OF 1
CASE NO 03-13272                             ACCOUNT NUMBER           5800683731
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL  60602-4250

                       5800683731

Statement Period:      10/01/04 - 10/31/04  Beginning Balance :      261,282.40
                                            Deposits and Additions:  200,000.00
       -                                    Checks/Debits/Fees:      353,186.20
                                            Ending Balance:          108,094.20

CHECKS

Data         Check #   Reference     Amount
----         -------   ---------     ------
10/01/04        111    20216473     15,577.48
10/07/04  *    1113    67001660     18,120.74
10/01/04  *    1117    20001090        740.00
10/04/04       1118    73500624      1,995.00
10/01/04  *    1121    63529045     21,896.00
10/01/04       1122    20204719    105,670.03
10/28/04       1123    11720602        172.18
10/14/04       1124    61201657        795.00
10/18/04       1125    16807218      5,000.00
10/21/04       1126    04066031      5,000.00
10/20/04       1127    57622483      1,220.61
10/14/04       1128    31521246      5,000.00
10/15/04       1129    47324754      4,540.00
10/14/04       1130    42318101      5,000.00
10/27/04       1131    47520499      2,921.25
10/29/04       1132    48605655      4,175.00
10/27/04       1133    77425986     21,050.00
10/28/04       1134    11715809      4,603,34
10/26/04       1135    22807826     35,030,63
10/29/04  *    1139    07264285     54,447.20

      * Indicates preceding Check(s) not processed this statement period checks could be listed below under Automated Checks).

OTHER WITHDRAWALS AND DEPOSITS

DATE          DESCRIPTION                     WITHDRAWALS        DEPOSITS
----          -----------                     -----------        --------
10/21/04      INTERNAL TRFR CREDIT                              200,000.00
              REF # 041021002385
10/25/04      QUALIFIED TERMINAL DOM WIRE      40,233.74
              REF # 041025008677

DAILY ACCOUNT SUMMARY

DATE              WITHDRAWALS    DEPOSITS       BALANCE
----              -----------    --------       -------
09/30/04                                       261,282.40
10/01/04           143,883.51                  117,395.89
10/04/04             1,995.00                  115,403,89
10/07/04            18,120.74                   97,283.15
10/14/04            10,795.00                   86,488.15
10/15/04             4,540.00                   81,948.15
10/18/04             5,000.00                   76,948.15
10/20/04             1,220.61                   75,727.54
10/21/04             5,000.00   200,000.00     270,727.54
10/25/04            40,233.74                  230,493.80
10/26/04            35,030.63                  195,463.17
10/27/04            23,971.25                  171,491.92
10/28/04             4,775.52                  166,716.40
10/29/04            58,622.20                  108,094.20

IMPORTANT INFORMATION

IMPORTANT NEWS: CHECK CLEARING FOR THE 21ST CENTURY ACT, COMMONLY KNOWN AS CHECK 21, WILL BECOME EFFECTIVE ON OCTOBER 28, 2004. IT WILL REQUIRE ALL BANKS TO ACCEPT SUBSTITUTE CHECKS, JUST AS THEY CURRENTLY ACCEPT ORIGINAL PAPER CHECKS. TO LEARN MORE ABOUT CHECK 21, VISIT OUR WEB SITE AT
LASALLEBANK.COM/COMMERCIAL.CHECK 21.HTML.

                                                                END OF STATEMENT

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

096 NA                                   ENCLOSURE(S)             0
ROUGE INDUSTRIES, INC                    STATEMENT DATE:   10/31/04
DEBTOR IN POSSESSION SALES PROCEEDS ACCT PAGE 1 OF 1
CASE NO 03-13272                         ACCOUNT NUMBER  8603330591
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL  60602-4250

INSURED MONEY MARKET:          8603330591
Number of Days This Period:       29 Days Beginning Balance:     95,219,011.84
Avg. Available Balance:     95,149,075.74 Deposits and Additions      2,284.30
Interest Earned This Year:     408,988.47 Interest Paid:             56,882.09
                                          Checks/Debits/Fees:       200,000.00
                                          Ending Balance:        95,080,178.23


OTHER WITHDRAWALS AND DEPOSITS

DATE       DESCRIPTION                WITHDRAWALS DEPOSITS
10/15/04   DEPOSIT                                 2,284.30
10/21/04   INTERNAL TRANSFER-TERMINAL 200,000.00
           REF # 041021002385
10/29/04   EFFECTIVE DATE 10/31/04                58,882.09
           INTEREST PAID

DAILY ACCOUNT SUMMARY

DATE      WITHDRAWALS  DEPOSITS  BALANCE
09/30/04                         95,219,011.84
10/15/04                2,284.30 95,221,296.14
10/21/04   200,000.00            95,021,296.14
10/29/04               58,882.09 95,080,178.23


IMPORTANT INFORMATION

IMPORTANT NEWS: CHECK CLEARING FOR THE 21ST CENTURY ACT, COMMONLY KNOWN AS CHECK 21, WILL BECOME EFFECTIVE ON OCTOBER 28, 2004. IT WILL REQUIRE ALL BANKS TO ACCEPT SUBSTITUTE CHECKS, JUST AS THEY CURRENTLY ACCEPT ORIGINAL PAPER CHECKS. TO LEARN MORE ABOUT CHECK 21, VISIT OUR WEB SITE AT
LASALLEBANK.COM/COMMERCIAL.CHECK 21.HTML.

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312)904-7272

MONTHLY CLIENT UPDATE

096 NA                      ENCLOSURE(S)             0
ROUGE INDUSTRIES, INC D-I-P STATEMENT DATE:   10/31/04
PROFESSIONAL FEE CARVE OUT  PAGE 1 OF 1
CASE NO 03-13272            ACCOUNT NUMBER  8603339105
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL  60602-4250

INSURED MONEY MARKET:         8603339105
Number of Days This Period:      29 Days Beginning Balance:      2,007,065.25
Avg. Available Balance:     2,007,065.25 Deposits and Additions:          .00
Interest Earned This Year:      8,307.33 Interest Paid:              1.242.08
                                         Checks/Debits/Fees:              .00
                                         Ending Balance:         2,008,307.33

OTHER WITHDRAWALS AND DEPOSITS

DATE               DESCRIPTION             WITHDRAWALS DEPOSITS
10/29/04           EFFECTIVE DATE 10/31/04             1,242.08
                   INTEREST PAID

DAILY ACCOUNT SUMMARY

DATE                                       WITHDRAWALS DEPOSITS    BALANCE
09/30/04                                                        2,007,065.25
10/29/04                                               1,242.08 2,008,307.33

IMPORTANT INFORMATION

IMPORTANT NEWS: CHECK CLEARING FOR THE 21ST CENTURY ACT, COMMONLY KNOWN AS CHECK 21, WILL BECOME EFFECTIVE ON OCTOBER 28, 2004. IT WILL REQUIRE ALL BANKS TO ACCEPT SUBSTITUTE CHECKS, JUST AS THEY CURRENTLY ACCEPT ORIGINAL PAPER CHECKS. TO LEARN MORE ABOUT CHECK 21, VISIT OUR WEB SITE AT
LASALLEBANK.COM/COMMERCIAL.CHECK 21.HTML.

                                                                End of Statement